CEO/CFO CERTIFICATION OF FINANCIAL STATEMENTS

PURSUANT TO 18 U.S.C. STATUTE 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, THE UNDERSIGNED HEREBY CERTIFY IN THEIR CAPACITY AS OFFICERS OF SUBJEX CORPORATION. (THE "COMPANY") THAT (A) THE QUARTERLY REPORT OF THE COMPANY ON FORM 10-QSB FOR THE PERIOD ENDED MARCH 31ST 2003 FULLY COMPLIES WITH THE REQUIREMENTS OF SECTION 13(A) OF THE SECURITIES EXCHANGE ACT OF 1934 AND (B) THE INFORMATION CONTAINED IN SUCH REPORT FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION OF THE COMPANY AT THE END OF SUCH PERIOD AND THE RESULTS OF OPERATIONS OF THE COMPANY FOR SUCH PERIOD.



                                    BY  /S/ ANDREW HYDER
                                        ------------------------------
                                        ANDREW HYDER, CEO (ACTING CFO)


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